UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 15, 2008

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 -Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Annual Meeting of Shareholders of Electronic Data Systems Corporation ("EDS") on April 15, 2008 (the "Annual Meeting"), the shareholders of EDS approved the proposed amendment of Article SIXTH of the Restated Certificate of Incorporation of EDS to allow the holders of not less than 25% of EDS' outstanding common stock to call a special meeting of shareholders. Immediately following the Annual Meeting, EDS filed a Restated Certificate of Incorporation reflecting such amendment with the Secretary of State of the State of Delaware.

As described in the Schedule 14A of EDS with respect to the Annual Meeting, as amended, the Board of Directors had previously approved an amendment to EDS' Amended and Restated Bylaws (the "Bylaws") to allow the holders of not less than 25% of EDS' outstanding common stock to call a special meeting of shareholders, which amendment became effective immediately upon approval by shareholders of the amendment to the Restated Certificate of Incorporation.  The Bylaws were also amended to provide for advance notice procedures for the special meeting similar to those currently in place for shareholders to bring an item of business for an annual meeting and to provide that the request for a special meeting for an item of business shall not be accepted if (i) it is delivered between the time starting on the 61st day after the earliest date of a request for an identical or substantially similar item and ending one year after such date, or (ii) an identical or substantially similar item of business will be submitted for approval at a shareholder meeting within 90 days of such request.

The Restated Certificate of Incorporation of EDS and Amended and Restated Bylaws of EDS, each as amended through April 15, 2008, are filed as exhibits 3.1 and 3.2, respectively, to this Form 8-K and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)           The following exhibits are furnished as part of this Current Report on Form 8-K:

3.1	Restated Certificate of Incorporation of EDS, as amended through April 15, 2008.
3.2	Amended and Restated Bylaws of EDS, as amended through April 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

April 16, 2008                                                                                                           By:    /S/ STORROW M. GORDON

                                                                                                                                            Storrow M. Gordon

                                                                                                                                            Executive Vice President

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